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                                                                    EXHIBIT d.3



                           AEW REAL ESTATE INCOME FUND

Number

COMMON SHARE(S) OF         THIS CERTIFICATE IS TRANSFERABLE IN        CUSIP
BENEFICIAL INTEREST    CANTON, MA, JERSEY CITY, NJ, OR NEW YORK, NY        SEE REVERSE FOR
$0.00001 PAR VALUE                                                        CERTAIN DEFINITIONS


         This certifies that

         is the owner of

      FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

AEW REAL ESTATE INCOME FUND, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of September 18, 2002, establishing the Fund, and all amendments thereto, copies of which are on file with the Secretary of The Commonwealth of Massachusetts, and the Fund's Bylaws, and all amendments thereto. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Fund, properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

            Witness the facsimile seal of the Fund and the facsimile
                  signatures of its duly authorized officers.

                 Dated:

Countersigned and Registered:
EquiServe Trust Company, N.A.
Transfer Agent and Registrar,
BY:
Authorized Signature                Treasurer                          President

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     The Fund will furnish a copy of the Agreement and Declaration of Trust and
Bylaws to the holder of this certificate without charge upon written request.

EXPLANATION OF ABBREVIATIONS

        The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation       Equivalent                                        Abbreviation              Equivalent
------------       ----------                                        ------------              ----------
JT TEN             As joint tenants, with rights of survivorship     TEN IN COM                As tenants in common
                   and not as tenants in common                      TEN BY ENT                As tenants by the entireties
                                                                     UNIF TRANSFERS MIN ACT    Uniform Transfers to Minors
                                                                                               Act

Abbreviation       Equivalent                                        Abbreviation              Equivalent
------------       ----------                                        ------------              ----------
ADM                Administrator(s)                                  FDN                       Foundation
                   Administratrix                                    PL                        Public Law
AGMT               Agreement                                         TR                        (As) trustee(s) for, of
CUST               Custodian for                                     UA                        Under Agreement
EST                Estate, Of estate of                              UW                        Under will of, Of will of,
EX                 Executor(s), Executrix                                                      Under last will & testament
FBO                For the benefit of
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                                  TRANSFER FORM

        For value received, ________________ hereby sell, assign and transfer
                                (I/We)
        unto:
        PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
        ________________________

    Please Print or Typewrite Name and Address (including postal Zip Code of
                                    Assignee)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
        ______________________ Common Shares of Beneficial Interest represented by this Certificate, and do hereby irrevocably constitute and appoint
        ________________ Attorney, to transfer said shares on the books of the
        Fund with full power of substitution in the premises.

Dated _________________,    _____          _____________________________________
          Signature Guaranteed By          Signature(s)
                                           (The signature of this assignment
                                           must correspond exactly with the name
                                           as written upon the face of this
                                           Certificate in every particular,
                                           without alteration or enlargement or
                                           any change whatsoever. If more than
                                           one owner, all must sign.)

______________________________________
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

        When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.
        Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.